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                                                                   Exhibit 10.13

The attached form of Warrant to Purchase Preferred Stock represents a series of warrants that upon consummation of the Registrant's initial public offering will be exercisable for 454,323 shares of common stock at a price per share of $6.93.
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THIS WARRANT AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT
TO RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN AND THE SECOND AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT, DATED MARCH 30, 2000 AS AMENDED FROM TIME TO TIME, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NO SALE OR DISPOSITION OF THIS WARRANT MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

                               WARRANT TO PURCHASE
                               PREFERRED STOCK OF
                                 BLACKBOARD INC.

                        DATE OF GRANT: DECEMBER 15, 2000
                          VOID AFTER DECEMBER 15, 2005

This certifies that _______________________________________ (the "Holder") is
entitled at any time prior to expiration of this Warrant to subscribe for and purchase such securities of BLACKBOARD INC. (the "Company") of the type, in the amount and at an exercise price per share as set forth in Section 2 hereof. This Warrant is issued in connection with that certain Acquisition Line of Credit Agreement (the "Line of Credit"), dated December 15, 2000 between Blackboard Acquisition Company, LLC, ("Bb") as borrower, the Company as primary guarantor and Silicon Valley Bank, as lender, which debt was guaranteed, in part, by the original holder of this Warrant through its execution of a Guaranty, dated December 15, 2000 in favor of Silicon Valley Bank.

      1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Date of Grant until 5:00 p.m. Washington D.C. time on the fifth anniversary of the Date of Grant (the "5th Anniversary").

      2.    Type, Amount and Price.

            (a)   Type

            This Warrant shall entitled the Holder to purchase shares of the Company's Series D Convertible Preferred Stock, par value $0.01 per share, provided however that if, at the time Holder exercises this Warrant, an inadequate number of shares of Series D Convertible Preferred Stock shall be available for issuance pursuant to warrants issued in connection with the Line of Credit, this Warrant shall entitle the Holder to purchase shares of the Company's common stock, par value, $0.01 per share ("Common Stock"). If the Company's Common Stock is issued in


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substitution of the Series D Convertible Preferred Stock upon the exercise of this Warrant, the Company agrees that the number of shares of Common Stock for which this Warrant may be exercised (as specified in Section 2(b)) hereof, shall be increased in consideration of and to reflect the diminished rights and privileges of the Common Stock as compared to Series D Convertible Preferred Stock. The Company agrees to make such adjustment in amount, in good faith, taking into account all relevant factors, including the condition of the financial markets at the time of the issuance of this Warrant and the unconditional nature of the guaranty. Such securities issuable upon exercise of this Warrant shall be referred to as the "Shares".

            (b) Amount. This Warrant shall be exercisable in accordance with one of the following two provisions:

                  (i) If the Line of Credit is repaid on or prior to the 120th day from the Date of Grant, the Holder may exercise this Warrant to purchase the number of Shares that equals the quotient obtained by dividing $______________by the Warrant Price (as defined below in paragraph 2(c)).

                  (ii) If the Line of Credit is not repaid on or prior to the 120th day from the Date of Grant, the Holder may exercise this Warrant to purchase the number of Shares that equals the quotient obtained by dividing $_____________ by the Warrant Price (as defined below in paragraph 2(b)).

            (c) Price. This purchase price per share payable by the Holder upon exercise of this Warrant in accordance with paragraph 2(a) shall be equal to the lesser of (i) $7.36 or (ii) 80% of the purchase price paid for the Company's preferred stock in its next equity financing transaction.

      3.    Method of Exercise; Issuance of New Warrant.

            (a) Method of Exercise. Subject to Sections 1 and 2, the purchase right represented by this Warrant may be exercised by the holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the Warrant Price per share multiplied by the number of Shares then being purchased.

            (b)   Net Exercise. In lieu of exercising this Warrant pursuant to
Section 3(a) above, the holder of this Warrant may elect to receive, without the payment by the holder of any additional consideration, Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of Shares computed using the following formula:

              Y (A - B)
      X =  ------------------
                  A

      Where:


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            X     = The number of Shares to be issued to the Holder pursuant to this net exercise;

            Y     = The number of Shares in respect of which the net issue
election is made;

            A     = The fair market value of one Share at the time the net issue election is made; and

            B     = The Warrant Price (as adjusted to the date of the net
issuance).

      For purposes of this paragraph 3(b), the fair market value of one Share as of a particular date shall be determined as follows: (i) if the Company has filed a Registration Statement/Prospectus on Form S-1 (the "Registration Statement/Prospectus"), the public offering price per share of the Company's Common Stock on the effective date of the Registration Statement/Prospectus or any post-effective amendment thereto or (ii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company's Board of Directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the Company's initial public offering of its Common Stock, the value will be the initial public offering price of one share of Common Stock specified in the final prospectus with respect to such offering.

            (c) Issuance of New Warrant. Upon exercise of this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder within thirty days of receipt of such notice and, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder within such thirty days of receipt of such notice.

      4. Stock Fully Paid; Reservation of Shares. The Shares will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges. The Company shall use is best efforts to obtain all approvals and consents necessary for the authorization, reservation and issuance of shares of Series D Convertible Preferred Stock upon exercise of this Warrant. Subject to the receipt of such approvals referred to in the preceding sentence, prior to exercise or expiration of this Warrant, the Company will at all times have authorized, and reserved for issuance sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

      5. Company Representations. The Company hereby represents and warrants that the execution and delivery of this Warrant has been duly authorized by all necessary corporate action on behalf of the Company and does not violate the provisions or the Company's Certificate of Incorporation of Bylaws.

      6. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as follows:

            (a) Reclassification or Merger. In case of (i) any reclassification or changes of outstanding securities of the class issuable upon exercise of this Warrant (other than a change


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in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or (iii) any sale of all or substantially all of the assets of the Company, the Company shall, as a condition precedent to any such transaction, execute a new Warrant or cause such successor or purchasing corporation, as the case may be, to execute a new Warrant, providing that the Holder of this Warrant, upon exercise, shall receive, in lieu of each Share theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one Share. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 6. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

            (b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

            (c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired pays a dividend with respect to Common Stock payable in Common Stock, or make any other equity based distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and
(b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such divided or distribution.

            (d) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

            (e) No Adjustment Upon Exercise of Warrants. No adjustments shall be made under any Section herein in connection with the issuance of Shares upon exercise of this Warrant.

      7. Notice of Adjustments. Whenever the Warrant Price shall be adjusted pursuant to paragraph 6, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to


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such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage paid) to the holder of this Warrant.

      8.    Notice of Certain Actions. If the Company shall propose at any time:

            (i) to declare any dividend or distribution upon any class or series of its stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

            (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;

            (iii) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock;

            (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its assets or property, or to liquidate, dissolve or wind up, whether voluntary or involuntary;

            (v) to amend or repeal any provision of, or add any provision to, the Company's Certificate of Incorporation or By-laws which would increase or decrease the number of shares of the Common Stock authorized; or

            (vi) to authorize or issue shares of any class or series of stock having any preference or priority as to dividends or assets superior to or on a parity with any such preference or priority of the Common Stock, or authorize or issue any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having preferences or priority as to dividends or assets superior to or on a parity with any such performance or priority of the Common Stock;

then, in connection with each such event, the Company shall send to the Holder of this Warrant:

            (1) at least 10 days prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (i) and (ii) above;

            (2) in the case of the matters referred to in (iii) through (vi) above, at least 10 days prior written notice of the date for the determination of stockholders entitled to vote thereon (and specifying the date on which the holders of Common Stock shares shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and

            (3) prompt notice of any material change in the terms of the transactions described in (i) through (vi) above.

      Each such written notice shall be delivered personally or given by first class mail, postage prepaid, addressed to the holders of the Warrants at the address for each such holder as shown on the books of the Company.


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      9.    Fractional Shares. No fractional Share will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

      10. Compliance with Securities Act of 1933; Non-Transferability of Warrant Disposition of Shares of Common Stock.

            (a) Compliance with Securities Act of 1933. The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Shares to be issued upon exercise hereof are being acquired for investment and that he will not offer, sell, transfer or otherwise dispose of this Warrant or any Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Act"). Upon exercise of this Warrant, the holder shall confirm in writing, in the form of Exhibit B, that the Shares purchased are being acquired for investment and not with a view toward distribution or resale. In addition, the holder shall provide such additional information regarding such holder's financial and investment background as the Company may reasonably request. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with certain legends including a legend in substantially the following form:

"THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY AND WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

            (b) Transferability of Warrant. This Warrant may not be transferred or assigned in whole or in part without (i) the prior written consent of the Company and (ii) compliance with applicable federal and state securities laws; provided, however, that the Warrant may be transferred without the prior written consent of the Company in the following transactions:

                  (i) A holder's transfer of the Warrant in whole or in part during such holder's lifetime or on death by will or intestacy to such holder's immediate family or to any custodian or trustee for the account of such holder or such holder's immediate family. "Immediate family" as used herein shall mean spouse, lineal descendant, father, mother, brother, or sister of the holder making such transfer.

                  (ii) A holder's transfer of the Warrant in whole or in part to the Company or to any stockholder of the Company.

                  (iii) A holder's transfer of the Warrant in whole or in part to a person who at the time of such transfer, is an officer or director of the Company.

                  (iv) A holder's transfer of the Warrant in whole or in part pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or


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capital reorganization of the corporate stockholder, or pursuant to a sale of all or substantially all of the stock or assets of a corporate stockholder.

                  (v) A transfer by a holder which is a limited or general partnership to any or all of its partners or former partners; or its or their affiliates.

            (c) Disposition of Shares. With respect to any offer, sale or other disposition of any Shares prior to registration of such Shares, the holder and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of such Shares and indicating whether or not under the Act certificates for such Shares to be sold or otherwise disposed of require any restrictive legend to insure compliance with the Act; provided, however, that no such opinion of counsel or no action letter shall be necessary for a transfer without consideration by a holder which is a partnership to a partner of such partnership, a retired partner of such partnership who retires after the date hereof or to the estate of any such partner or retired partner, so long as such transfer is made pursuant to the terms of the partnership agreement, or to the transfer by gift, will or intestate succession by any partner to his spouse or lineal descendants or ancestors or any trust for the benefit of any of the foregoing if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original holder hereunder. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subparagraph
(c) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made. Notwithstanding the foregoing, such shares of Common Stock may be offered, sold or otherwise disposed of in accordance with Rule 144 under the Act, provided that the Company shall be furnished with such information as the Company may request to provide a reasonable assurance that the provisions of Rule 144 have been satisfied. Each certificate representing the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend in not required in order to insure compliance with the Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

      Notwithstanding the foregoing paragraph, the Shares obtained upon exercise of this Warrant are subject to the restrictions on transferability set forth in that certain Second Amended and Restated Stockholders' Agreement, dated March 30, 2000, between the Company and the shareholders named therein, as may be amended from time to time and this Warrant incorporates all of the provisions of such Stockholders' Agreement to the extent applicable hereto.

      11. Rights of Stockholders. No holder of the Warrant shall be entitled to vote or receive dividends or be deemed the holder of a Share of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the


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Company until the Warrant shall have been exercised and the Shares purchaseable upon the exercise hereof shall have become deliverable.

      12. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

      13. Miscellaneous. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the Company and the registered holder hereof. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last holder of this Warrant who shall have furnished an address to the Company in writing.

                                 BLACKBOARD INC.

                                 By:_________________________________

                                 Name:_______________________________

                                 Title:______________________________


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                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:   Blackboard Inc.

      The undersigned hereby elects to [check applicable subsection]:

_______     (a)   Purchase ________ shares of ___________ Stock of Blackboard
                  Inc., pursuant to the terms of the attached Warrant and payment of the Warrant Price per share required under such Warrant accompanies this notice;

OR

_______     (b)   Net exercise the attached Warrant for [all of the Shares]
                  [_________ of the Shares] [cross out inapplicable phrase] purchasable under the Warrant.


                                   WARRANT HOLDER:


                                   _________________________________


                                   By:______________________________

                                   Name:____________________________

                                   Address:

                                   _________________________________

                                   _________________________________

                                   _________________________________


Date:____________________

Name in which shares should be registered:

_________________________________
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                                    EXHIBIT B

                        CONFIRMATION OF INVESTMENT INTENT

      The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to "distribution" of such shares or any part thereof within the meaning of the Securities Act of 1933, as amended, or any applicable state securities laws.

                                   WARRANT HOLDER:


                                   _________________________________


                                   By:______________________________

                                   Name:____________________________

                                   Address:

                                   _________________________________

                                   _________________________________

                                   _________________________________


Date:____________________

Name in which shares should be registered:

_________________________________